SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 10, 1997 (May 28, 1997)
                                                  ----------------------------


                        OUTLOOK INCOME/GROWTH FUND VIII,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


         California                0-14593                  33-0104267
        (State or other        (Commission                 (IRS Employer
        jurisdiction of         File Number)               I.D. Number)
        incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

     Registrant's Telephone number, including area code: (415) 343-9300
                                                         --------------






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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On May 28, 1997, Outlook Income/Growth Fund VIII, A California Limited Partnership ("the Partnership"), sold Silver Creek Plaza, a retail shopping center located at 1759 East Capitol Expressway in San Jose, California to Summit Commercial Properties, Incorporated an unrelated party ("the buyer"), for $9,625,000. The sale proceeds were used to payoff a loan, which was secured by the property, totaling $8,500,000 and settlement and other closing costs, including transaction fees payable to the general partner. Approximately, $407,000 of the net proceeds were added to the Partnership's reserves.

Item 7.       FINANCIAL STATEMENTS

The following pro forma financial statements represent the Partnership's balance sheet and statement of operations as of and for the three months ended March 31, 1997 and for the year ended December 31, 1996, as if the sale of Silver Creek Plaza had occurred on January 1, 1996.




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                        OUTLOOK INCOME/GROWTH FUND VIII,
                        A CALIFORNIA LIMITED PARTNERSHIP


                             Pro forma Balance Sheet
                              As of March 31, 1997
                    (in thousands, except units outstanding)
                                   (Unaudited)

                                                                      Pro Forma
                                                     Historical       Adjustments     Pro Forma
Assets
Investments in real estate:
   Rental property, net                            $       6,237     $         ---    $       6,237
   Rental property held for sale                           9,490            (9,490)             ---
                                                   -------------     -------------    -------------
       Total real estate investments                      15,727            (9,490)           6,237

Cash and cash equivalents                                    899               ---              899
Accounts receivable, net                                      25                (2)              23
Advances to unconsolidated joint venture                      50               ---               50
Deferred financing costs and other fees, net                 195              (169)              26
Other assets                                                  11                (8)               3
                                                   -------------     -------------    -------------

       Total assets                                $      16,907     $      (9,669)   $       7,238
                                                   =============     ==============   =============

Liabilities and Partners' Equity (Deficit)
Liabilities:
   Notes payable                                   $      14,976     $      (8,500)   $       6,476
   Accounts payable and accrued expenses                      90               (51)              39
   Interest payable                                          122               (72)              50
   Other liabilities                                          62               (41)              21
                                                   -------------     --------------   -------------

     Total liabilities                                    15,250            (8,664)           6,586

Partners' equity (deficit):
   General Partner                                          (166)              (20)            (186)
   Limited Partners, 34,992 limited
     partnership units outstanding                         1,823              (985)             838
                                                   -------------     --------------   -------------

       Total partners' equity                              1,657            (1,005)             652
                                                   -------------     --------------   -------------

         Total liabilities and partners' equity    $      16,907     $      (9,669)   $       7,238
                                                   =============     ==============   =============




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                        OUTLOOK INCOME/GROWTH FUND VIII,
                        A CALIFORNIA LIMITED PARTNERSHIP


                        Pro forma Statement of Operations
                    For the three months ended March 31, 1997
          (in thousands, except per unit amounts and units outstanding)
                                   (Unaudited)

                                                                                  Pro Forma
                                               Historical       Adjustments     Pro Forma
Revenues:
    Rental income                            $         570     $        (341)   $         229
    Interest and other income                            8               ---                8
                                             -------------     -------------    -------------

           Total revenues                              578              (341)             237
                                             -------------     --------------   -------------

Expenses:
    Operating                                          178              (119)              59
    Interest                                           411              (254)             157
    Depreciation and amortization                       72                (6)              66
    General and administrative                         122               ---              122
                                             -------------     -------------    -------------

           Total expenses                              783              (379)             404
                                             -------------     -------------    -------------

Net income (loss)                            $        (205)    $          38    $        (167)
                                             ==============    =============    ==============

Net loss per limited partnership
    current unit                             $     (16.35)     $         ---    $     (13.34)
                                             =============     =============    =============

Number of limited  partnership current
 units outstanding during the period
 used to compute net loss per limited
 partnership current unit                        12,297            12,297           12,297
                                             =============     =============    =============





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                        OUTLOOK INCOME/GROWTH FUND VIII,
                        A CALIFORNIA LIMITED PARTNERSHIP


                        Pro forma Statement of Operations
                      For the year ended December 31, 1996
                (in thousands, except per unit amounts and units
                                  outstanding)
                                   (Unaudited)

                                                                  Pro Forma
                                                Historical       Adjustments     Pro Forma
Revenues:
    Rental income                             $       2,333     $      (1,300)   $       1,033
    Interest and other income                            57               ---               57
                                              -------------     -------------    -------------

           Total revenues                             2,390            (1,300)           1,090
                                              -------------     --------------   -------------

Expenses:
    Operating                                           706              (464)             242
    Interest                                          1,451              (826)             625
    Depreciation and amortization                       530              (262)             268
    General and administrative                          574               ---              574
                                              -------------     -------------    -------------

           Total expenses                             3,261            (1,552)           1,709
                                              -------------     -------------    -------------

Income (loss) from operations                          (871)              252             (619)

Loss in unconsolidated joint venture                   (853)              ---             (853)
                                              --------------    -------------    --------------

Net income (loss)                             $      (1,724)    $         252    $      (1,472)
                                              ==============    =============    ==============

Net loss per limited partnership
    current unit                              $    (137.43)     $         ---    $    (117.35)
                                              =============     =============    =============

Number of limited  partnership  current
 units outstanding during the period
 used to compute net loss per limited
 partnership current unit                          12,297            12,297           12,297
                                              =============     =============    =============




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                OUTLOOK INCOME/GROWTH FUND VIII,
                                A CALIFORNIA LIMITED PARTNERSHIP


                       By:      Glenborough Corporation,
                                a California corporation
                                Its Managing General Partner







Date:  June 10, 1997            By:/s/Terri Garnick
                                   Terri Garnick
                                   Chief Financial Officer

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